                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 28, 2006

                            G-III APPAREL GROUP, LTD.
             (Exact name of registrant as specified in its charter)

           Delaware                     0-18183                 41-1590959
 (State or other jurisdiction    (Commission File Number)      (IRS Employer
       of incorporation)                                     Identification No.)

                512 Seventh Avenue                           10018
                New York, New York                         (Zip Code)
     (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 403-0500

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e- 4(c))

ITEM 8.01  OTHER EVENTS

AMENDMENT TO DESCRIPTION OF COMMON STOCK

     G-III Apparel Group, Ltd. (the "Company") is filing this Current Report on
Form 8-K to revise and update the description of its capital stock. Such description is set forth in Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

      (d)  Exhibits.

    99.1   Description of Capital Stock.

                                  EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------

99.1             Description of Capital Stock.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            G-III APPAREL GROUP, LTD.

Date:  May 1, 2006

                                            By: /s/ Neal S. Nackman
                                                --------------------------
                                            Name:  Neal S. Nackman
                                            Title: Chief Financial Officer